Exhibit 99.1

Horizon Therapeutics plc Reports Fourth-Quarter and Full-Year 2022 Financial Results

Fourth-Quarter 2022 Results:

— Net Sales of $942.0 Million —

— GAAP Net Income of $120.4 Million; Adjusted EBITDA of $357.5 Million;

Includes $37.3 Million of Acquired IPR&D and Milestones Expenses —

— TEPEZZA® (teprotumumab-trbw) Net Sales of $493.5 Million —

— KRYSTEXXA® (pegloticase injection) Net Sales of $216.1 Million —

— UPLIZNA® (inebilizumab-cdon) Net Sales of $41.8 Million —

Full-Year 2022 Results:

— Record Net Sales of $3.63 Billion; Year-Over-Year Increase of 12% —

— GAAP Net Income of $521.5 Million; Record Adjusted EBITDA of $1.37 Billion;

Includes $56.3 Million of Acquired IPR&D and Milestones Expenses —

— Record TEPEZZA Net Sales of $1.97 Billion; Year-Over-Year Increase of 18% —

— Record KRYSTEXXA Net Sales of $716.2 Million; Year-Over-Year Increase of 27% —

— Record UPLIZNA Net Sales of $154.6 Million; Year-Over-Year Increase of 154% —

— Record Operating Cash Flow of $1.26 Billion —

— Cash Position of $2.35 Billion as of Dec. 31, 2022 —

Fourth-Quarter and Recent Company Highlights:

— Entered into Agreement to Be Acquired by Amgen Inc.; Transaction Expected to Close in 1H23 —

— Announced Positive Topline Data from the Second Population in Dazodalibep Sjögren’s Syndrome Phase 2 Trial;

First and Only Phase 2 Sjögren’s Syndrome Trial to Meet the Primary Endpoint in Both Patient Populations; Phase 3 Clinical Program Expected to Initiate in 2023 —

— Completed Enrollment in TEPEZZA Phase 3 Trial in Japan (OPTIC-J) in Active Thyroid Eye Disease (TED); Topline Results Expected in 3Q23 —

— Expect Topline Results from U.S. TEPEZZA Chronic/Low Clinical Activity Score (CAS) TED Trial in 2Q23 —

— Expect to Initiate TEPEZZA Phase 3 Trial in Japan in Chronic/Low CAS TED in 2023 —

— Received Approval for UPLIZNA in Brazil for the Treatment of Adult Patients with

Neuromyelitis Optica Spectrum Disorder —

— Initiated Daxdilimab Discoid Lupus Erythematosus Phase 2 Trial, HZN-457 Gout Phase 1 Trial and ADX-914 Atopic Dermatitis Phase 2 Trial in Collaboration with Q32 Bio —

DUBLIN – March 1, 2023 – Horizon Therapeutics plc (Nasdaq: HZNP) today announced fourth-quarter and record full-year 2022 financial results.

“2022 marked another impressive year for Horizon, with double-digit net sales growth across our commercial portfolio and significant progress executing on our strategy to maximize the value of our growth medicines, expand our global presence and advance our pipeline, including generating positive topline results from our Phase 2 trial in Sjögren’s syndrome across both patient populations,” said Tim Walbert, chairman, president and chief executive officer, Horizon. “I am extremely proud of what we have accomplished – not only in the last year, but over the last decade. We have built a leading, innovation-driven, profitable biotechnology company that is well-positioned going forward as we prepare to become part of Amgen.”

Financial Highlights

(in millions except for per share amounts and percentages)	Q4 22	Q4 21	% Change	FY 22	FY 21	% Change
Net sales	$942.0	$1,014.5	(7)	$3,629.0	$3,226.4	12
Net income	120.4	173.2	(30)	521.5	534.5	(2)
Non-GAAP net income	281.5	334.0	(16)	1,144.3	1,089.7	5
Adjusted EBITDA(1)	357.5	416.0	(14)	1,370.6	1,284.3	7

Earnings per share - diluted	0.52	0.73	(29)	2.22	2.27	(2)
Non-GAAP earnings per share - diluted	1.21	1.41	(14)	4.86	4.62	5

(1)

Fourth-quarter 2022 and 2021 adjusted EBITDA includes $37.3 million and $39.7 million, respectively, in acquired in-process research and development (IPR&D) and milestones expenses. Full-year 2022 and 2021 adjusted EBITDA includes $56.3 million and $86.7 million, respectively, in acquired IPR&D and milestones expenses.

Fourth-Quarter and Full-Year 2022 Net Sales Results

Beginning in the fourth quarter of 2022, the Company started operating and reporting as a single reporting segment as a result of the wind-down of the Company’s former inflammation business.

(in millions except for percentages)	Q4 22	Q4 21	% Change	FY 22	FY 21	% Change
TEPEZZA®(1)	$493.5	$589.6	(16)	$1,965.7	$1,661.3	18
KRYSTEXXA®	216.1	170.3	27	716.2	565.5	27
RAVICTI®	87.5	74.4	18	325.6	291.9	12
PROCYSBI®	54.9	47.4	16	210.0	189.9	11
UPLIZNA®(2)	41.8	25.8	62	154.6	60.8	154
ACTIMMUNE®	30.1	30.6	(1)	126.1	117.2	8
PENNSAID 2%®(3)	7.2	48.9	(85)	73.8	191.6	(61)
RAYOS®	6.7	13.3	(50)	41.9	56.9	(26)
BUPHENYL®	2.1	2.1	(0)	7.3	7.9	(7)
DUEXIS®(4)	1.7	11.5	(85)	4.9	74.0	(93)
QUINSAIRTM	0.2	0.3	(22)	1.1	1.0	5
VIMOVO®	0.2	0.3	(40)	1.8	8.4	(78)

Total Net Sales	$942.0	$1,014.5	(7)	$3,629.0	$3,226.4	12

(1)	TEPEZZA net sales in the fourth quarter of 2021 accounted for a larger share of full-year 2021 net sales due to a supply disruption caused by the U.S. government-mandated COVID-19 vaccine orders.
(2)

Fourth-quarter and full-year 2022 UPLIZNA net sales included $1.3 million and $18.3 million, respectively, in international net sales, related primarily to revenue and milestone payments from the Company’s international partners.

(3)	On May 6, 2022, Apotex Inc. initiated an at-risk launch of generic PENNSAID 2% in the United States.
(4)	On Aug. 4, 2021, Alkem Laboratories, Inc. initiated an at-risk launch of generic DUEXIS in the United States.

Conference Call

In light of the announced agreement to be acquired by Amgen Inc. and applicable securities laws, Horizon will not be hosting a conference call to discuss its financial results. The earnings press release and SEC Form 10-K are publicly available in the Investor Relations section of the Company’s website at https://ir.horizontherapeutics.com.

About Horizon

Horizon is a global biotechnology company focused on the discovery, development and commercialization of medicines that address critical needs for people impacted by rare, autoimmune and severe inflammatory diseases. Our pipeline is purposeful: we apply scientific expertise and courage to bring clinically meaningful therapies to patients. We believe science and compassion must work together to transform lives. For more information on how we go to incredible lengths to impact lives, visit www.horizontherapeutics.com and follow us on Twitter, LinkedIn, Instagram and Facebook.

Note Regarding Use of Non-GAAP Financial Measures

Horizon provides certain non-GAAP financial measures, including EBITDA, or earnings before interest, taxes, depreciation and amortization, adjusted EBITDA, non-GAAP net income, non-GAAP diluted earnings per share, non-GAAP gross profit and gross profit ratio, non-GAAP operating expenses, non-GAAP operating income, non-GAAP tax benefit (expense) and tax rate, non-GAAP operating cash flow and certain other non-GAAP income statement line items, each of which include adjustments to GAAP figures. These non-GAAP measures are intended to provide additional information on Horizon’s performance, operations, expenses, profitability and cash flows. Adjustments to Horizon’s GAAP figures exclude, as applicable, acquisition and/or divestiture-related costs, costs associated with our pending transaction with Amgen Inc. as well as the process leading to the transaction, manufacturing facility start-up costs, restructuring and realignment costs, as well as non-cash items such as share-based compensation, inventory step-up expense, depreciation and amortization, non-cash interest expense, goodwill and long-lived assets impairment charges, gain (loss) on equity security investments and sales of assets and other non-cash adjustments. Certain other special items or substantive events may also be included in the non-GAAP adjustments periodically when their magnitude is significant within the periods incurred. Horizon maintains an established non-GAAP cost policy that guides the determination of what costs will be excluded in non-GAAP measures. Horizon believes that these non-GAAP financial measures, when considered together with the GAAP figures, can enhance an overall understanding of Horizon’s financial and operating performance. The non-GAAP financial measures are included with the intent of providing investors with a more complete understanding of the Company’s historical and expected financial results and trends and to facilitate comparisons between periods and with respect to projected information. In addition, these non-GAAP financial measures are among the indicators Horizon’s management uses for planning and forecasting purposes and measuring the Company’s performance. These non-GAAP financial measures should be considered in addition to, and not as a substitute for, or superior to, financial measures calculated in accordance with GAAP. The non-GAAP financial measures used by the Company may be calculated differently from, and therefore may not be comparable to, non-GAAP financial measures used by other companies.

Forward-Looking Statements

This press release contains forward-looking statements, including, but not limited to, statements related to the pending transaction with Amgen Inc., development, manufacturing and commercialization plans; expected timing of clinical trials and, availability of clinical data; expected future milestones, pipeline expansions and regulatory approvals; potential market opportunities for, and benefits of, Horizon’s medicines and medicine candidates and business and other statements that are not historical facts. These forward-looking statements are based on Horizon’s current expectations and inherently involve significant risks and uncertainties. Actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of these risks and uncertainties, which include, without limitation, whether the pending transaction with Amgen Inc. will be completed in a timely manner or at all; the parties’ ability to satisfy (or willingness to waive) the conditions to the consummation of the pending transaction with Amgen Inc., including with respect to required regulatory approvals; the effect of the pending transaction with Amgen Inc. on Horizon’s business relationships, operating results and business generally; risks that Horizon’s actual future financial and operating results may differ from its expectations or goals; Horizon’s ability to grow net sales from existing medicines; impacts of the COVID-19 pandemic and actions taken to slow its spread, including impacts on supplies and net sales of Horizon’s medicines and potential delays in clinical trials; impacts of the on-going war between Russia and Ukraine; changes in inflation, interest rates and general economic conditions; the availability of coverage and adequate reimbursement and pricing from government and third-party payers; Horizon’s ability to successfully implement its business strategies, including the risks that its medicine growth and global expansion initiatives and strategies may not be successful and that new challenges to growth may arise in the future; risks inherent in developing novel medicine candidates and existing medicines for new indications; risks associated with regulatory approvals; risks in the ability to recruit, train and retain qualified personnel; competition, including generic competition; the ability to protect intellectual property and defend patents; regulatory obligations and oversight, including any changes in the legal and regulatory environment in which Horizon operates and those risks detailed from time-to-time under the caption “Risk Factors” and elsewhere in Horizon’s filings and reports with the SEC. Horizon undertakes no duty or obligation to update any forward-looking statements contained in this press release as a result of new information.

Contacts:

Investors:	U.S. Media:

Tina Ventura	Geoff Curtis
Senior Vice President,	Executive Vice President,
Chief Investor Relations Officer	Corporate Affairs & Chief Communications Officer
investor-relations@horizontherapeutics.com	media@horizontherapeutics.com

Erin Linnihan	Ireland Media:
Executive Director,	Ray Gordon
Investor Relations	Gordon MRM
investor-relations@horizontherapeutics.com	ray@gordonmrm.ie

Horizon Therapeutics plc

Condensed Consolidated Statements of Operations

(in thousands, except share and per share data)

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2022	2021	2022	2021

	(Unaudited)
Net sales	$942,029	$1,014,464	$3,629,044	$3,226,410
Cost of goods sold	240,787	241,509	920,197	794,512

Gross profit	701,242	772,955	2,708,847	2,431,898

OPERATING EXPENSES:
Research and development (1)	117,526	101,242	437,962	345,318
Acquired in-process research and development and milestones (1)	37,250	39,672	56,250	86,672
Selling, general and administrative	372,534	398,954	1,541,052	1,446,410
Impairment of goodwill	—	—	56,171	—
Impairment of long-lived asset	—	—	—	12,371
Gain on sale of asset	—	—	—	(2,000)

Total operating expenses	527,310	539,868	2,091,435	1,888,771

Operating income	173,932	233,087	617,412	543,127

OTHER EXPENSE, NET:
Interest expense, net	(18,562)	(22,045)	(83,707)	(81,063)
Foreign exchange (loss) gain	(882)	335	(1,202)	(1,028)
Other (expense) income, net	(159)	(322)	(5,567)	1,791

Total other expense, net	(19,603)	(22,032)	(90,476)	(80,300)

Income before expense (benefit) for income taxes	154,329	211,055	526,936	462,827
Expense (benefit) for income taxes	33,921	37,873	5,454	(71,664)

Net income	$120,408	$173,182	$521,482	$534,491

Net income per ordinary share - basic	$0.53	$0.76	$2.28	$2.37

Weighted average ordinary shares outstanding - basic	226,997,506	227,028,298	229,108,881	225,551,410

Net income per ordinary share - diluted	$0.52	$0.73	$2.22	$2.27

Weighted average ordinary shares outstanding - diluted	233,014,974	236,806,923	235,239,651	235,680,483

(1)

Beginning with the third quarter of 2022, the Company is separately presenting upfront, milestone and similar payments pursuant to collaborations, licenses of third-party technologies, and asset acquisitions as “Acquired in-process research and development and milestones” expenses in the condensed consolidated statements of operations. Amounts recorded in this line item for the three and twelve months ended December 31, 2022, would have historically been recorded to research and development (“R&D”) expenses. The Company believes the new classification assists users of the financial statements in better understanding the payments incurred to acquire in-process research and development (“IPR&D”). Prior period condensed consolidated statements of operations have been reclassified to conform with the new classification.

Horizon Therapeutics plc

Condensed Consolidated Balance Sheets

(in thousands, except share data)

	As of
	December 31, 2022	December 31, 2021

ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$2,352,833	$1,580,317
Restricted cash	4,755	3,839
Accounts receivable, net	676,347	632,775
Inventories, net	169,559	225,730
Prepaid expenses and other current assets	449,349	357,106

Total current assets	3,652,843	2,799,767

Property, plant and equipment, net	340,509	292,298
Developed technology and other intangible assets, net	2,664,777	2,960,118
In-process research and development	810,000	880,000
Goodwill	1,010,538	1,066,709
Deferred tax assets, net	431,814	538,098
Other long-term assets	204,135	140,738

Total assets	$9,114,616	$8,677,728

LIABILITIES AND SHAREHOLDERS’ EQUITY
CURRENT LIABILITIES:
Accounts payable	$155,800	$30,125
Accrued expenses and other current liabilities	457,557	523,015
Accrued trade discounts and rebates	319,780	317,431
Long-term debt - current portion	16,000	16,000

Total current liabilities	949,137	886,571

LONG-TERM LIABILITIES:
Long-term debt, net	2,546,837	2,555,233
Deferred tax liabilities, net	342,017	390,455
Other long-term liabilities	204,451	173,076

Total long-term liabilities	3,093,305	3,118,764

COMMITMENTS AND CONTINGENCIES
SHAREHOLDERS’ EQUITY:
Ordinary shares, $0.0001 nominal value; 600,000,000 shares authorized at December 31, 2022 and December 31, 2021; 227,625,913 and 227,760,936 shares issued at December 31, 2022 and December 31, 2021, respectively; and 227,241,547 and 227,376,570 shares outstanding at December 31, 2022 and December 31, 2021, respectively	23	23
Treasury stock, 384,366 ordinary shares at December 31, 2022 and December 31, 2021	(4,585)	(4,585)
Additional paid-in capital	4,474,199	4,373,337
Accumulated other comprehensive income (loss)	12,528	(14,987)
Retained earnings	590,009	318,605

Total shareholders’ equity	5,072,174	4,672,393

Total liabilities and shareholders’ equity	$9,114,616	$8,677,728

Horizon Therapeutics plc

Condensed Consolidated Statements of Cash Flows

(in thousands)

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2022	2021	2022	2021

	(Unaudited)
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income	$120,408	$173,182	$521,482	$534,491
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization expense	98,774	96,535	390,393	353,751
Equity-settled share-based compensation	44,585	48,692	182,100	219,086
Acquired IPR&D and milestones	37,250	30,072	52,250	70,072
Impairment of goodwill	—	—	56,171	—
Impairment of long-lived asset	—	—	—	12,371
Amortization of debt discount and deferred financing costs	1,776	1,449	7,912	5,189
Gain on sale of asset	—	—	—	(2,000)
Deferred income taxes	41,160	46,918	49,814	(101,016)
Foreign exchange and other adjustments	2,004	61	9,700	5,067
Changes in operating assets and liabilities:
Accounts receivable	(29,776)	142,572	(43,457)	34,796
Inventories	20,713	11,761	56,122	1,267
Prepaid expenses and other current assets	(4,588)	(27,403)	(79,245)	(88,193)
Accounts payable	123,087	(19,837)	122,232	(12,197)
Accrued trade discounts and rebates	(35,890)	13,909	2,399	(36,929)
Accrued expenses and other current liabilities	5,887	16,242	(59,101)	50,622
Other non-current assets and liabilities	1,001	4,404	(10,930)	(11,106)

Net cash provided by operating activities	426,391	538,557	1,257,842	1,035,271

CASH FLOWS FROM INVESTING ACTIVITIES:
Payments for acquisitions, net of cash acquired	—	—	(3,122)	(2,843,275)
Purchases of property, plant and equipment	(24,858)	(16,901)	(64,026)	(76,596)
Payments for long-term investments	(2,180)	(14,871)	(9,236)	(28,256)
Receipts from long-term investments	217	—	4,633	3,588
Proceeds from sale of asset	—	—	—	2,000
Payments related to license and collaboration agreements	(22,250)	(5,072)	(62,250)	(51,572)

Net cash used in investing activities	(49,071)	(36,844)	(134,001)	(2,994,111)

CASH FLOWS FROM FINANCING ACTIVITIES:
Net proceeds from term loans	—	—	—	1,574,993
Repayment of term loans	(4,000)	(4,000)	(16,000)	(12,000)
Proceeds from the issuance of ordinary shares in conjunction with ESPP program	11,167	11,046	25,051	22,528
Proceeds from the issuance of ordinary shares in connection with stock option exercises	7,036	10,553	30,316	50,566
Payment of employee withholding taxes relating to share-based awards	(13,300)	(7,887)	(137,247)	(165,964)
Repurchase of ordinary shares	(161,869)	—	(250,078)	—

Net cash (used in) provided by financing activities	(160,966)	9,712	(347,958)	1,470,123

Effect of foreign exchange rate changes on cash, cash equivalents and restricted cash	5,964	345	(2,451)	(10,606)

Net increase (decrease) in cash, cash equivalents and restricted cash	222,318	511,770	773,432	(499,323)
Cash, cash equivalents and restricted cash, beginning of the period(1)	2,135,270	1,072,386	1,584,156	2,083,479

Cash, cash equivalents and restricted cash, end of the period(1)	$2,357,588	$1,584,156	$2,357,588	$1,584,156

(1)	Amounts include restricted cash balance in accordance with ASU No. 2016-18. Cash and cash equivalents excluding restricted cash are shown on the balance sheet.

Horizon Therapeutics plc

GAAP to Non-GAAP Reconciliations

Net Income and Earnings Per Share (Unaudited)

(in thousands, except share and per share data)

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2022	2021	2022	2021

GAAP net income	$120,408	$173,182	$521,482	$534,491
Non-GAAP adjustments:
Acquisition/divestiture-related costs	(3,676)	7,763	(239)	95,929
Transaction-related costs	11,086	—	11,086	—
(Gain) loss on equity security investments	(143)	(1,257)	6,188	(1,257)
Restructuring and realignment costs	7,456	18,606	16,977	26,309
Manufacturing facility start-up costs	1,139	1,910	5,552	3,622
Amortization and step-up:
Intangible amortization expense	92,916	91,017	366,462	336,277
Inventory step-up expense	25,367	10,658	91,709	27,572
Amortization of debt discount and deferred financing costs	1,776	1,449	7,912	5,189
Impairment of long-lived asset	—	—	—	12,371
Impairment of goodwill	—	—	56,171	—
Gain on sale of asset	—	—	—	(2,000)
Share-based compensation	44,585	48,692	182,100	219,086
Depreciation	5,858	5,519	23,931	17,475
Litigation settlement	—	—	—	5,000

Total of pre-tax non-GAAP adjustments	186,364	184,357	767,849	745,573
Income tax effect of pre-tax non-GAAP adjustments	(26,619)	(27,889)	(148,373)	(169,554)
Other non-GAAP income tax adjustments	1,308	4,326	3,387	(20,800)

Total of non-GAAP adjustments	161,053	160,794	622,863	555,219

Non-GAAP net income	$281,461	$333,976	$1,144,345	$1,089,710

Non-GAAP Earnings Per Share:
Weighted average ordinary shares - Basic	226,997,506	227,028,298	229,108,881	225,551,410

Non-GAAP Earnings Per Share - Basic:
GAAP earnings per share - Basic	$0.53	$0.76	$2.28	$2.37
Non-GAAP adjustments	0.71	0.71	2.71	2.46

Non-GAAP earnings per share - Basic	$1.24	$1.47	$4.99	$4.83

Weighted average ordinary shares - Diluted
Weighted average ordinary shares - Basic	226,997,506	227,028,298	229,108,881	225,551,410
Ordinary share equivalents	6,017,468	9,778,625	6,130,771	10,129,073

Weighted average ordinary shares - Diluted	233,014,974	236,806,923	235,239,652	235,680,483

Non-GAAP Earnings Per Share - Diluted
GAAP earnings per share - Diluted	$0.52	$0.73	$2.22	$2.27
Non-GAAP adjustments	0.69	0.68	2.64	2.35

Non-GAAP earnings per share - Diluted	$1.21	$1.41	$4.86	$4.62

Horizon Therapeutics plc

GAAP to Non-GAAP Reconciliations

EBITDA and Adjusted EBITDA (Unaudited)

(in thousands)

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2022	2021	2022	2021
GAAP net income	$120,408	$173,182	$521,482	$534,491
Depreciation	5,858	5,519	23,931	17,475
Amortization and step-up:
Intangible amortization expense	92,916	91,017	366,462	336,277
Inventory step-up expense	25,367	10,658	91,709	27,572
Interest expense, net (including amortization of debt discount and deferred financing costs)	18,562	22,045	83,707	81,063
Expense (benefit) for income taxes	33,921	37,873	5,454	(71,664)

EBITDA	$297,032	$340,294	$1,092,745	$925,214

Other non-GAAP adjustments:
Share-based compensation	44,585	48,692	182,100	219,086
(Gain) loss on equity security investments	(143)	(1,257)	6,188	(1,257)
Acquisition/divestiture-related costs	(3,676)	7,763	(239)	95,929
Transaction-related costs	11,086	—	11,086	—
Manufacturing facility start-up costs	1,139	1,910	5,552	3,622
Restructuring and realignment costs	7,456	18,606	16,977	26,309
Impairment of goodwill	—	—	56,171	—
Impairment of long-lived asset	—	—	—	12,371
Gain on sale of asset	—	—	—	(2,000)
Litigation settlement	—	—	—	5,000

Total of other non-GAAP adjustments	60,447	75,714	277,835	359,060

Adjusted EBITDA	$357,479	$416,008	$1,370,580	$1,284,274

Horizon Therapeutics plc

GAAP to Non-GAAP Reconciliations

Operating Income (Unaudited)

(in thousands)

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2022	2021	2022	2021
GAAP operating income	$173,932	$233,087	$617,412	$543,127
Non-GAAP adjustments:
Acquisition/divestiture-related costs	(3,676)	7,762	(239)	97,003
Transaction-related costs	11,086	—	11,086	—
Restructuring and realignment costs	7,456	18,606	16,977	26,309
Manufacturing facility start-up costs	1,139	1,910	5,552	3,622
Amortization and step-up:
Intangible amortization expense	92,916	91,017	366,462	336,277
Inventory step-up expense	25,367	10,658	91,709	27,572
Impairment of long-lived asset	—	—	—	12,371
Impairment of goodwill	—	—	56,171	—
Gain on sale of asset	—	—	—	(2,000)
Share-based compensation	44,585	48,692	182,100	219,086
Depreciation	5,858	5,520	23,931	17,475
Litigation settlement	—	—	—	5,000

Total of non-GAAP adjustments	184,731	184,165	753,749	742,715

Non-GAAP operating income	$358,663	$417,252	$1,371,161	$1,285,842

Foreign exchange (loss) gain	(882)	335	(1,202)	(1,028)
Other (expense) income, net	(302)	(1,579)	621	(540)

Adjusted EBITDA	$357,479	$416,008	$1,370,580	$1,284,274

Horizon Therapeutics plc

GAAP to Non-GAAP Reconciliations

Gross Profit and Operating Cash Flow (Unaudited)

(in thousands, except percentages)

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2022	2021	2022	2021
Non-GAAP Gross Profit:
GAAP gross profit	$701,242	$772,955	$2,708,847	$2,431,898
Non-GAAP gross profit adjustments:
Acquisition/divestiture-related costs	(3,885)	1,600	(5,035)	1,525
Intangible amortization expense	91,868	90,466	362,900	334,848
Inventory step-up expense	25,367	10,658	91,709	27,572
Share-based compensation	2,274	1,824	8,912	8,699
Depreciation	58	55	225	282

Total of Non-GAAP adjustments	115,682	104,603	458,711	372,926

Non-GAAP gross profit	$816,924	$877,558	$3,167,558	$2,804,824

GAAP gross profit %	74.4%	76.2%	74.6%	75.4%
Non-GAAP gross profit %	86.7%	86.5%	87.3%	86.9%

GAAP cash provided by operating activities	$426,391	$538,557	$1,257,842	$1,035,271
Cash payments for acquisition/divestiture-related costs	197	8,376	5,560	144,449
Cash payments for restructuring and realignment costs	11,205	579	13,984	2,382
Cash payments for manufacturing facility start-up costs	1,290	1,857	4,067	2,726
Cash payments for transaction-related costs	17,034	—	17,034	—
Cash payments for litigation settlements	—	5,000	—	5,000

Non-GAAP operating cash flow	$456,117	$554,369	$1,298,487	$1,189,828

Horizon Therapeutics plc

GAAP to Non-GAAP Tax Rate Reconciliation (Unaudited)

(in millions, except percentages and per share amounts)

	Q4 2022
	Pre-tax Net Income	Income Tax Expense	Tax Rate	Net Income	Diluted Earnings Per Share
As reported—GAAP	$154.3	$33.9	22.0%	$120.4	$0.52
Non-GAAP adjustments	186.4	25.3		161.1

Non-GAAP	$340.7	$59.2	17.4%	$281.5	$1.21

	Q4 2021
	Pre-tax Net Income	Income Tax Expense	Tax Rate	Net Income	Diluted Earnings Per Share
As reported—GAAP	$211.1	$37.9	17.9%	$173.2	$0.73
Non-GAAP adjustments	184.4	23.6		160.8

Non-GAAP	$395.4	$61.4	15.5%	$334.0	$1.41

	FY 2022
	Pre-tax Net Income	Income Tax Expense	Tax Rate	Net Income	Diluted Earnings Per Share
As reported—GAAP	$526.9	$5.5	1.0%	$521.5	$2.22
Non-GAAP adjustments	767.8	145.0		622.9

Non-GAAP	$1,294.8	$150.4	11.6%	$1,144.3	$4.86

	FY 2021
	Pre-tax Net Income	Income Tax (Benefit) Expense	Tax Rate	Net Income	Diluted Earnings Per Share
As reported—GAAP	$462.8	$(71.7)	(15.5)%	$534.5	$2.27
Non-GAAP adjustments	745.6	190.4		555.2

Non-GAAP	$1,208.4	$118.7	9.8%	$1,089.7	$4.62

Horizon Therapeutics plc

Certain Income Statement Line Items - Non-GAAP Adjusted

For the Three Months Ended December 31, 2022 (Unaudited)

(in thousands)

	Cost of Goods Sold	Research & Development (17)	Acquired IPR&D and milestones (17)	Selling, General & Administrative	Interest Expense, net	Other (Expense) Income, net	Income Tax Expense (Benefit)
GAAP as reported	$(240,787)	$(117,526)	$(37,250)	$(372,534)	$(18,562)	$(159)	$(33,921)
Non-GAAP Adjustments:
Acquisition/divestiture-related costs(1)	(3,885)	—	—	209	—	—	—
Transaction-related costs(2)	—	—	—	11,086	—	—	—
Gain on equity security investments(3)	—	—	—	—	—	(143)	—
Restructuring and realignment costs(4)	—	39	—	7,417	—	—	—
Manufacturing facility start-up costs(5)	—	—	—	1,139	—	—	—
Amortization and step-up:
Intangible amortization expense(6)	91,868	—	—	1,048	—	—	—
Inventory step-up expense(7)	25,367	—	—	—	—	—	—
Amortization of debt discount and deferred financing costs(8)	—	—	—	—	1,776	—	—
Share-based compensation(9)	2,274	6,522	—	35,789	—	—	—
Depreciation(10)	58	364	—	5,436	—	—	—
Income tax effect on pre-tax non-GAAP adjustments(11)	—	—	—	—	—	—	(26,619)
Other non-GAAP income tax adjustments(12)	—	—	—	—	—	—	1,308

Total of non-GAAP adjustments	115,682	6,925	—	62,124	1,776	(143)	(25,311)

Non-GAAP	$(125,105)	$(110,601)	$(37,250)	$(310,410)	$(16,786)	$(302)	$(59,232)

Horizon Therapeutics plc

Certain Income Statement Line Items - Non-GAAP Adjusted

For the Three Months Ended December 31, 2021 (Unaudited)

(in thousands)

	Cost of Goods Sold	Research & Development (17)	Acquired IPR&D and milestones (17)	Selling, General & Administrative	Interest Expense, net	Other (Expense) Income, net	Income Tax Expense (Benefit)
GAAP as reported	$(241,509)	$(101,242)	$(39,672)	$(398,954)	$(22,045)	$(322)	$(37,873)
Non-GAAP Adjustments:
Acquisition/divestiture-related costs(1)	1,600	2,000	—	4,163	—	—	—
Gain on equity security investments(3)	—	—	—	—	—	(1,257)	—
Restructuring and realignment costs(4)	—	16,647	—	1,959	—	—	—
Manufacturing facility start-up costs(5)	—	—	—	1,910	—	—	—
Amortization and step-up:
Intangible amortization expense(6)	90,466	—	—	551	—	—	—
Inventory step-up expense(7)	10,658	—	—	—	—	—	—
Amortization of debt discount and deferred financing costs(8)	—	—	—	—	1,449	—	—
Share-based compensation(9)	1,824	6,693	—	40,175	—	—	—
Depreciation(10)	55	150	—	5,314	—	—	—
Income tax effect on pre-tax non-GAAP adjustments(11)	—	—	—	—	—	—	(27,889)
Other non-GAAP income tax adjustments(12)	—	—	—	—	—	—	4,326

Total of non-GAAP adjustments	104,603	25,490	—	54,072	1,449	(1,257)	(23,563)

Non-GAAP	$(136,906)	$(75,752)	$(39,672)	$(344,882)	$(20,596)	$(1,579)	$(61,436)

Horizon Therapeutics plc

Certain Income Statement Line Items - Non-GAAP Adjusted

For the Twelve Months Ended December 31, 2022 (Unaudited)

(in thousands)

	Cost of Goods Sold	Research & Development (17)	Acquired IPR&D and milestones (17)	Selling, General & Administrative	Impairment of goodwill	Interest Expense, net	Other (Expense) Income, net	Income Tax Expense (Benefit)
GAAP as reported	$(920,197)	$(437,962)	$(56,250)	$(1,541,052)	$(56,171)	$(83,707)	$(5,567)	$(5,454)
Non-GAAP Adjustments:
Acquisition/divestiture-related costs(1)	(5,035)	2,000	—	2,796	—	—	—	—
Transaction-related costs(2)	—	—	—	11,086	—	—	—	—
Loss on equity security investments(3)	—	—	—	—	—	—	6,188	—
Restructuring and realignment costs(4)	—	577	—	16,400	—	—	—	—
Manufacturing facility start-up costs(5)	—	—	—	5,552	—	—	—	—
Amortization and step-up:
Intangible amortization expense(6)	362,900	—	—	3,562	—	—	—	—
Inventory step-up expense(7)	91,709	—	—	—	—	—	—	—
Amortization of debt discount and deferred financing costs(8)	—	—	—	—	—	7,912	—	—
Share-based compensation(9)	8,912	27,830	—	145,358	—	—	—	—
Depreciation(10)	225	1,166	—	22,540	—	—	—	—
Impairment of goodwill(13)	—	—	—	—	56,171	—	—	—
Income tax effect on pre-tax non-GAAP adjustments(11)	—	—	—	—	—	—	—	(148,373)
Other non-GAAP income tax adjustments(12)	—	—	—	—	—	—	—	3,387

Total of non-GAAP adjustments	458,711	31,573	—	207,294	56,171	7,912	6,188	(144,986)

Non-GAAP	$(461,486)	$(406,389)	$(56,250)	$(1,333,758)	$—	$(75,795)	$621	$(150,440)

Horizon Therapeutics plc

Certain Income Statement Line Items - Non-GAAP Adjusted

For the Twelve Months Ended December 31, 2021 (Unaudited)

(in thousands)

	Cost of Goods Sold	Research & Development (17)	Acquired IPR&D and milestones (17)	Selling, General & Administrative	Impairment of Long-lived asset	Gain on Sale of Asset	Interest Expense, net	Other (Expense) Income, net	Income Tax Expense (Benefit)
GAAP as reported	$(794,512)	$(345,318)	$(86,672)	$(1,446,410)	$(12,371)	$2,000	$(81,063)	1,791	$71,664
Non-GAAP Adjustments:
Acquisition/divestiture-related costs(1)	1,525	2,018	—	93,463	—	—	—	(1,077)	—
Gain on equity security investments(3)	—	—	—	—	—	—	—	(1,257)	—
Restructuring and realignment costs(4)	—	16,647	—	9,662	—	—	—	—	—
Manufacturing facility start-up costs(5)	—	—	—	3,622	—	—	—	—	—
Amortization and step-up:
Intangible amortization expense(6)	334,848	—	—	1,429	—	—	—	—	—
Inventory step-up expense(7)	27,572	—	—	—	—	—	—	—	—
Amortization of debt discount and deferred financing costs(8)	—	—	—	—	—	—	5,189	—	—
Impairment of long lived asset(14)	—	—	—	—	12,371	—	—	—	—
Gain on sale of asset(15)	—	—	—	—	—	(2,000)	—	—	—
Share-based compensation(9)	8,699	39,544	—	170,843	—	—	—	—	—
Depreciation(10)	282	442	—	16,751	—	—	—	—	—
Litigation settlement(16)	—	—	—	5,000	—	—	—	—	—
Income tax effect on pre-tax non-GAAP adjustments(11)	—	—	—	—	—	—	—	—	(169,554)
Other non-GAAP income tax adjustments(12)	—	—	—	—	—	—	—	—	(20,800)

Total of non-GAAP adjustments	372,926	58,651	—	300,770	12,371	(2,000)	5,189	(2,334)	(190,354)

Non-GAAP	$(421,586)	$(286,667)	$(86,672)	$(1,145,640)	$—	$—	$(75,874)	$(543)	$(118,690)

NOTES FOR CERTAIN INCOME STATEMENT LINE ITEMS—NON-GAAP

1.	Primarily represents transaction and integration costs, including, advisory, legal, consulting and certain employee-related costs, incurred in connection with our acquisitions and divestitures.

2.

Primarily represents transaction-related costs, including, advisory, legal and consulting costs, incurred in connection with the transaction with Amgen, as well as the process leading to the transaction.

3.

We held investments in equity securities with readily determinable fair values of $7.0 million and $13.2 million as of December 31, 2022 and 2021, respectively, which are included in other long-term assets in the condensed consolidated balance sheet. For the year ended December 31, 2022, we recognized net unrealized losses of $6.2 million due to the change in fair value of these securities. For the year ended December 31, 2021, we recognized net unrealized gains of $1.3 million due to the change in fair value of these securities.

4.

Primarily represents severance and consulting costs related to the wind down of our former inflammation business during 2022 and rent and maintenance charges as a result of vacating the leased Lake Forest office in the first quarter of 2021. In addition, during the fourth quarter of 2021, we ended TEPEZZA drug substance manufacturing development activities in the Seattle facility of a contract manufacturer and recorded a charge of $16.6 million to R&D expense related to manufacturing development activities in this facility.

5.

During the year ended December 31, 2022, we recorded $5.6 million of manufacturing facility start-up costs related to our drug product biologics manufacturing facility in Waterford, Ireland. During the year ended December 31, 2021, we recorded $3.6 million of manufacturing facility start-up costs related to the purchase of our drug product biologics manufacturing facility in Waterford, Ireland from EirGen in July 2021.

6.	Intangible amortization expenses are primarily associated with our developed technology related to TEPEZZA, KRYSTEXXA, RAVICTI, PROCYSBI, UPLIZNA, ACTIMMUNE, BUPHENYL and RAYOS.

7.

During the years ended December 31, 2022 and 2021, we recognized in cost of goods sold $91.7 million and $27.6 million, respectively, for inventory step-up expense related to UPLIZNA inventory revalued in connection with the Viela acquisition. Because inventory step-up expense is related to an acquisition, will not continue indefinitely and has a significant effect on our gross profit, gross margin percentage and net income for all affected periods, we exclude inventory step-up expense from our non-GAAP financial measures.

8.	Represents amortization of debt discount and deferred financing costs associated with our debt.

9.

Represents share-based compensation expense associated with our restricted stock unit and performance stock unit grants to our employees and non-employee directors, and our employee share purchase plan.

10.	Represents depreciation expense related to our property, plant, equipment, software and leasehold improvements.

11.

Income tax adjustments on pre-tax non-GAAP adjustments represent the estimated income tax impact of each pre-tax non-GAAP adjustment based on the statutory income tax rate of the applicable jurisdictions for each non-GAAP adjustment.

12.	During the year ended December 31, 2022, we recognized tax expense attributable to state tax legislation enacted during the period, resulting in a non-GAAP tax adjustment of $3.4 million.

During the year ended December 31, 2021, we recognized a U.S. federal and state tax liability on U.S. taxable income generated from an intercompany transfer and license of intellectual property from a U.S. subsidiary to an Irish subsidiary which was partially offset by the recognition of a deferred tax asset in the Irish subsidiary, resulting in a non-GAAP tax adjustment of $28.3 million. We also recognized a reduction in the state tax rate expected to apply to the reversal of temporary differences between the book values and tax bases of certain assets acquired through the Viela acquisition. The reduction in state tax rate resulted in a reduction in the deferred tax liability relating to these assets and a non-GAAP tax adjustment of $49.1 million.

13.

Our interim goodwill impairment test in the second quarter of 2022 indicated an impairment which represented the difference between the estimated fair value of our former inflammation business segment and its carrying value. As a result, we recognized an impairment charge of $56.2 million in June 2022 representing the full amount of goodwill for the former business segment.

14.	During the year ended December 31, 2021, we recorded a right-of-use asset impairment charge of $12.4 million as a result of vacating the leased Lake Forest office.

15.	We recorded $5.0 million of expense during the year ended December 31, 2021 for litigation settlements.

16.	Gain on sale of asset during the year ended December 31, 2021, represents a $2.0 million contingent consideration payment related to the sale of MIGERGOT in 2019.

17.

Beginning with the third quarter of 2022, the Company is separately presenting upfront, milestone and similar payments pursuant to collaborations, licenses of third-party technologies, and asset acquisitions as “Acquired in-process research and development and milestones” (“IPR&D”) expenses in the condensed consolidated statement of operations. Amounts recorded in this line item for the three and twelve months ended December 31, 2022, would have historically been recorded to R&D expenses. The Company believes the new classification assists users of the financial statements in better understanding the payments incurred to IPR&D. Prior period condensed consolidated statement of operations have been reclassified to conform with the new classification. There were no non-GAAP adjustments to IPR&D and milestones expenses for the three and twelve months ended December 31, 2022 and December 31, 2021.